UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 19, 2008

STIFEL FINANCIAL CORP.
 (Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-9305 (Commission File Number)	43-1273600 (IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (314) 342-2000

___________________________N/A___________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

            On March 19, 2008, Stifel Financial Corp. ("Stifel" or the "Company") (NYSE: SF) announced that the underwriters for the recently announced public offering of Stifel common stock have exercised in full their over-allotment option to purchase an additional 285,000 shares of common stock from BankAtlantic Bancorp, Inc. (NYSE: BBX), one of the selling stockholders.

            The 2,185,000 shares of Stifel's common stock in the offering, including the 285,000 shares subject to the over-allotment option, are being sold at a price of $40.00 per share.  Of these shares, 1,885,000 shares are being sold by BankAtlantic Bancorp, Inc. and 300,000 shares are being sold by The Western and Southern Life Insurance Company.  Stifel will not receive any of the proceeds from the sale of shares of common stock in the offering.

            The offering, including the offering of the over-allotment shares, is expected to close on Monday, March 24, 2008.

            A copy of the press release is filed as Exhibit 99 hereto and is incorporated herein by reference.

            The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

            This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon the Company's current expectations and projections about future events. The Company intends for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company is including this statement for purposes of these safe harbor provisions. Such forward-looking statements involve known and unknown risks and uncertainties, including that the offering may not be completed as expected, if at all.

            You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. The Company will not update these forward-looking statements, even though the Company's situation may change in the future, unless the Company is obligated to do so under federal securities laws. The Company qualifies all of the Company's forward-looking statements by these cautionary statements.

Items 9.01 Financial Statements and Exhibits.

(d) Exhibit:

Exhibit 99:  Stifel Financial Corp.'s Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP. (Registrant)
Date: March 19, 2008	By: /s/ Ronald J. Kruszewski Name: Ronald J. Kruszewski Title: President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
99	Stifel Financial Corp.'s Press Release.